EXHIBIT 99.2



                      THE TJX COMPANIES, INC.
       PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                            (UNAUDITED)



On October 18, 1996, the Company announced that it had reached an agreement with Brylane, L.P. to sell its Chadwick's of Boston catalog operation (Chadwick's). The purchase price includes $222.8 million in cash and a $20 million convertible subordinated note. The cash purchase price is subject to adjustment based on the actual closing balance sheet of Chadwick's. In addition, the Company will retain Chadwick's consumer credit card receivables. The Company anticipates consummating the sale in late November or early December, 1996.

The pro forma condensed consolidated balance sheet as of October 26, 1996 is based on the unaudited historical balance sheet of the Company as of October 26, 1996, which reflects the Chadwick's division as a discontinued operation. The pro forma condensed consolidated balance sheet as of October 26, 1996 assumes the sale of the division took place on that date and includes the following pro forma adjustments: a) receipt of cash proceeds and note receivable from Brylane, L.P., elimination of the net assets of Chadwick's sold and recognition of the estimated net gain on the sale of the division; b) the conversion of the Company's Series D preferred stock into common stock following a required call for redemption as a result of the sale; and c) the impact of the prepayment of a portion of the $375 million term loan incurred to acquire Marshalls from the cash proceeds from the sale of Chadwick's. The remaining net assets from discontinued operations represents the consumer credit receivables retained by TJX that will be collected subsequent to the balance sheet date. The Company anticipates using available cash balances and/or proceeds from the Chadwick's sale to fully retire the term loan in the Company's fourth quarter period ending January 25, 1997, which is only partially reflected in these pro formas.

The pro forma condensed consolidated statement of income for the twelve months ended January 27, 1996 is based on the audited historical statement of income of the Company as reported on Form 10-K for the year ended January 27, 1996 which includes Marshalls operating results since its acquisition by the Company on November 17, 1995. (See the Company's filing on Form 8-K dated as of November 17, 1995 and subsequent amendment.) These historical results will be restated to present Chadwick's as a discontinued operation in future filings that include this period. The elimination of Chadwick's from continuing operations is presented here as a pro forma adjustment. The pro forma condensed consolidated statement of income for the nine months ended October 26, 1996 is based on the unaudited historical statement of income

                                F-1
of the Company filed with the Company's Form 10-Q, which already reflects the operating results of Chadwick's as a discontinued operation.

The historical results of the Company for the twelve months ended January 27, 1996 have first been adjusted to reflect the acquisition of Marshalls as if it had occurred on the first day of the fiscal year. The pro forma adjustments include the historical results of Marshalls from January 29, 1995 through the acquisition date as well as adjustments for the impact of the purchase accounting method and the impact of the preferred stock issued and debt incurred as a result of the acquisition.

The pro forma results reflecting the acquisition of Marshalls for the twelve months ended January 27, 1996 and the historical results for the nine months ended October 26, 1996 are adjusted to reflect the sale of the Chadwick's division as if it also occurred on the first day of the fiscal year ended January 27, 1996. In addition to the pro forma adjustment to eliminate Chadwick's from continuing operations for the fiscal year ended January 27, 1996, the pro forma adjustments to both periods to reflect the sale of Chadwick's include a reduction in interest expense due to the prepayment of debt from the cash proceeds received, and the recognition of interest income on the convertible subordinated note receivable. The pro forma statements of income exclude the non-recurring gain of approximately $125 million the Company will recognize upon the sale of the division and exclude a non-recurring charge of approximately $1.6 million for the partial prepayment of debt.

These pro forma condensed consolidated financial statements have been prepared for information purposes only and do not necessarily indicate what would have occurred had the acquisition of Marshalls and the sale of Chadwick's taken place on the dates indicated. Specifically, the pro forma condensed consolidated statement of income for the twelve months ended January 27, 1996 includes the historical results of Marshalls which is not necessarily indicative of current results. Thus, the pro forma statement of income for the twelve months ended January 27, 1996 does not fully reflect the impact that Marshalls has had on the Company's results, nor is it necessarily indicative of the impact that Marshalls may have on future results of the Company. In addition, the pro forma condensed consolidated financial statements do not reflect the final allocation of the purchase price for Marshalls and do not reflect benefit of the full prepayment of the $375 million term loan anticipated to take place in the Company's fourth quarter period ending January 25, 1997. The accompanying pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of the Company, the Company's Form 8-K dated November 17, 1995 (and subsequent amendment) relating to the Marshalls acquisition and the Company's Form 8-K dated October 18, 1996 relating to the agreement to sell the Chadwick's division.



                                F-2

                           THE TJX COMPANIES, INC.

               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           AS OF OCTOBER 26, 1996
                                 (UNAUDITED)
                               (IN THOUSANDS)
                                                   PRO FORMA
                                   HISTORICAL     ADJUSTMENTS     PRO FORMA
Assets
 Current assets:
   Cash and cash equivalents      $  236,035    ${ 207,300  (1a) $  236,035
                                                 {(207,300) (1c)
   Accounts receivable                90,695                         90,695
   Merchandise inventories         1,335,099                      1,335,099
   Prepaid expenses                   19,054                         19,054
   Net current assets of
     discontinued operations         116,009       (26,009) (1a)     90,000
     Total current assets          1,796,892                      1,770,883

 Property, net                       724,310                        724,310
                                                   {20,000  (1a)
 Other assets                         36,432       {(2,700) (1c)     53,732
 Goodwill and tradename,
   net of amortization               231,335                        231,335
 Net noncurrent assets of
   discontinued operations            48,627       (48,627) (1a)          -
     Total Assets                 $2,837,596                     $2,780,260

Liabilities
 Current liabilities:
   Short-term debt                $        -                     $        -
   Current installments of
     long-term debt                   94,708       (37,400) (1c)     57,308
   Accounts payable                  616,200                        616,200
   Accrued expenses and other                      {27,664  (1a)
     current liabilities             653,780       {(1,100) (1c)    680,344
     Total current liabilities     1,364,688                      1,353,852

 Long-term debt, exclusive of
   current installments              540,362      (169,900) (1c)    370,462
 Deferred income taxes                25,885                         25,885

Shareholders' Equity
 Preferred stock at face value       175,000       (25,000) (1b)    150,000
 Common stock                         77,725         1,349  (1b)     79,074
 Additional paid-in capital          386,600        23,651  (1b)    410,251
                                                  {125,000  (1a)
 Retained earnings                   267,336      { (1,600) (1c)    390,736
     Total shareholders' equity      906,661                      1,030,061
     Total Liabilities and
       Shareholders' Equity       $2,837,596                     $2,780,260

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated balance sheet.

                                     F-3

                                                     THE TJX COMPANIES, INC.
                                       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                            FOR THE FISCAL YEAR ENDED JANUARY 27, 1996
                                                           (UNAUDITED)
                                                                                                    PRO FORMA
                                                               PRO FORMA                         ADJUSTMENTS FOR
                                                            ADJUSTMENTS FOR        PRO FORMA         SALE OF
                                           HISTORICAL    MARSHALLS ACQUISITION      SUBTOTAL        CHADWICK'S       PRO FORMA
                                                             Dollars In Thousands Except Per Share Amounts
Net sales                                  $4,447,549         $2,110,394  (2a)   $6,557,943       $(472,434) (3a)    $6,085,509

Cost of sales, including buying
  and occupancy costs                       3,429,401         {  (10,500) (2c)    5,187,537        (286,144) (3a)     4,901,393
                                                              {1,768,636  (2a)
Selling, general and administrative
  expenses                                    830,019          {   2,264  (2d)    1,209,488        (160,143) (3a)     1,049,345
                                                               { 377,205  (2a)
Store closing costs                            35,000                  -             35,000                              35,000
Interest expense, net                          44,226            { 6,258  (2a)       72,572        { (6,040) (3a)
                                                                 {22,088  (2b)                     {(14,260) (3b)
                                                                                                   { (1,200) (3c)        51,072

Income from continuing operations
  before income taxes                         108,903                                53,346                              48,699

Provision for income taxes                     45,304           {(16,637) (2a)       23,126         {(8,110) (3a)
                                                                { (5,541) (2e)                      { 6,184  (3d)        21,200

Income from continuing operations              63,599                                30,220                              27,499

Deduct dilutive preferred stock
  dividends                                     9,314              8,342  (2f)       17,656                              17,656

Income from continuing operations
  for earnings per share computations      $   54,285                            $   12,564                          $    9,843

Number of common shares for
  earnings per share computations          73,133,349          1,625,057  (2g)   74,758,406                          74,758,406

Income from continuing operations
  per common share                              $ .74                                 $ .17                               $ .13

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated statement of income.
                                                               F-4

                            THE TJX COMPANIES, INC.
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED OCTOBER 26, 1996
                                  (UNAUDITED)

                                                     PRO FORMA
                                      HISTORICAL    ADJUSTMENTS     PRO FORMA
                                       In Thousands Except Per Share Amounts

Net sales                             $4,742,935                   $4,742,935

Cost of sales, including
  buying and occupancy costs           3,694,820                    3,694,820

Selling, general and
  administrative expenses                775,983                      775,983

Interest expense,, net                    35,674    {(10,708) (3b)
                                                    { (1,050) (3c)     23,916
Income from continuing
  operations before income taxes         236,458                      248,216

Provision for income taxes                98,154       4,703  (3d)    102,857


Income from continuing operations        138,304                      145,359

Deduct dilutive preferred stock
  dividends                                    0                            0

Income from continuing operations
  for earnings per share
  computations                        $  138,304                   $  145,359

Number of common shares for
  primary and fully diluted
  earnings per share
  computations                        90,574,029                   90,574,029

Income from continuing
  operations per common share              $1.53                        $1.60


The accompanying notes are an integral part of the unaudited pro forma condensed consolidated statement of income.








                                      F-5
                       THE TJX COMPANIES, INC.
    NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                             (UNAUDITED)
                             IN THOUSANDS
Note 1

The pro forma condensed consolidated balance sheet reflects the following adjustments:

     (a) To record an estimated net gain of $125 million on the sale of Chadwick's by recording the consideration received, which includes a $20 million convertible subordinated note and cash of $207.3 million adjusted under the terms of the agreement for an assumed October 26, 1996 closing, recording the write-off of the net assets of discontinued operations sold, except for $90 million for net consumer credit card receivables retained by the Company and recording an estimated liability for expenses, taxes and other costs associated with the sale. The estimated net gain includes the benefit from full utilization of the Company's $139 million capital loss carryforward.

     (b) The Company is required to redeem its outstanding Series D preferred stock from the proceeds of certain asset sales. It is assumed the Company calls the Series D for redemption and that the holders of the Series D preferred stock elect their conversion rights and convert into common stock.

     (c) To record the prepayment of long-term debt (including current installments) of $207.3 million from cash proceeds received from the sale and an after-tax charge of $1.6 million for the write-off of deferred financing charges of $2.7 million associated with the debt. The Company anticipates full prepayment of this debt in its fourth quarter reporting period for the fiscal year ending January 25, 1997.
Note 2

The pro forma condensed consolidated statement of income reflects the following adjustments relating to the acquisition of Marshalls:

     (a)  To record Marshalls historical results for the period
          January 29, 1995 through November 17, 1995, the period prior to the Company's acquisition of Marshalls.

          Net sales                                    $2,110,394

          Cost of sales including
            buying and occupancy costs                  1,768,636

          Selling, general and
            administrative expenses                      377,205

          Interest expense, net                            6,258

          Provision (benefit) for income taxes           (16,637)

                                 F-6
     (b) To record additional interest expense and amortization of deferred financing costs for the period January 29, 1995 through November 17, 1995.

     (c) To reflect a reduction in depreciation expense due to the net write down of property to fair value for the period
          January 29, 1995 through November 17, 1995.

     (d) To record amortization of "Marshalls" tradename, net of reduction in amortization due to elimination of goodwill from prior acquisitions, for period January 29, 1995 through November 17, 1995.

     (e) To record the income tax (benefit) associated with pro forma adjustments (b), (c) and (d) at a marginal tax rate of 40%.

     (f) To adjust preferred stock dividends for dilutive effect of additional dividends on preferred stock issued for acquisition of Marshalls.

     (g) To adjust weighted average shares outstanding for earnings per share calculations shares for dilutive effect of preferred stock issued for acquisition of Marshalls.
Note 3

The pro forma condensed consolidated statement of income reflects the following adjustments for sale of the Chadwick's division.

     (a) To restate continuing operations for the twelve months ended January 27, 1996 by eliminating the net sales, expenses and tax provision relating to Chadwick's operating results.

     (b) To reflect a reduction in interest expense as a result of the repayment of a portion of the term loan incurred from the acquisition of Marshalls for the periods indicated.

                                       Twelve Months       Nine Months
                                           Ended              Ended
                                      January 27, 1996   October 26, 1996
                                                (In Thousands)

          Interest expense, net          $(14,260)          $(10,708)

     (c) To reduce interest expense for interest income on the $20 million note receivable received as partial consideration for the sale of Chadwick's. Interest income of 6% per annum assumed for the twelve months ended January 27, 1996 and 7% per annum for the nine months ended October 26, 1996.

                                       Twelve Months       Nine Months
                                           Ended              Ended
                                      January 27, 1996   October 26, 1996
                                                (In Thousands)

          Interest expense, net           $(1,200)           $(1,050)


                                 F-7
     (d)  To record additional tax provision related to items (b) and
          (c) at a marginal tax rate of 40%.

                                       Twelve Months       Nine Months
                                           Ended              Ended
                                      January 27, 1996   October 26, 1996
                                                (In Thousands)

          Provision for income taxes       $6,184             $4,703
















































                                 F-8